Draft--October 12, 1998
                                                                       EXHIBIT B


                           BORROWER SECURITY AGREEMENT


         BORROWER SECURITY AGREEMENT, dated as of October 12, 1998, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GREENWICH FUND, L.P., a Delaware limited partnership, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership (each a "Lender" and collectively, the "Lenders") and GREENWICH STREET CAPITAL PARTNERS, II, L.P., as collateral agent (the "Collateral Agent").

                                    RECITALS

         A. Pursuant to the Loan Agreement, dated as of October 12, 1998 (as the same may be modified, supplemented or restated from time to time, the "Loan Agreement"), between the Company, as borrower, and the Lenders, the Lenders have extended to the Company Commitments to loan, in the aggregate, $33,000,000 (the "Loans"), subject to the terms and conditions set forth in the Loan Agreement.

         B. In order to induce the Lenders to enter into the Loan Agreement and to extend the Loans, the Company has agreed to enter into this Agreement to grant to the Collateral Agent for the benefit of the Lenders a continuing perfected security interest in the Collateral (as defined in Section 1) to secure the performance of its obligations under the Loan Agreement, all upon the terms and conditions set forth in this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees with the Collateral Agent and the Lenders as follows:

         Section 1. Definitions. Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement. The following terms, as used in this Agreement, have the following meanings:

         "Cash Flow from Loan Collateral" means all payments received by the Company in respect of Servicing Rights and Securitization Receivables.

         "Existing Liens" means the Liens existing on the Collateral as of the date hereof identified in reasonable detail on Schedule 5.11 to the Discosure Letter, as granted to the Persons and pursuant to the agreements or instruments listed on such Schedule 5.11.

         "Loan Collateral Account" means the demand deposit account established by the Company with BankBoston, N.A. ("BankBoston") pursuant to the Bridge Loan and Security Agreement, dated as of October 10, 1997, among the Company, Industry Mortgage Company, L.P. and BankBoston for collection of the cash flow from the Loan Collateral (other than cash flow from Servicing Rights) and into which the Company has instructed all relevant parties to deposit all Cash Flow from Loan Collateral (other than cash flow from Servicing Rights) and for the payment to the Lenders, by automatic debit, of interest, fees and any other amounts payable from time to time hereunder.

         "Secured Obligations" means (i) the full and prompt payment of the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), as and when the same becomes due and payable in accordance with the terms of the Loan Agreement, (ii) the payment of all other indebtedness and other amounts payable by the Company under the Loan Agreement, the Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), (iii) the due and punctual performance by the Company of and compliance by the Company with all its obligations under the Loan Agreement, the Notes, this Agreement and all other Loan Documents, and (iv) any renewals or extensions of any of the foregoing.

         "Secured Parties" means Lenders and each assignee of the Loans, as obligees of any or all of the Secured Obligations, and their respective successors, and the Collateral Agent.

         "Securitization Receivables" means all rights of the Company to receive payments (including, without limitation, assets classified as residual strips, certificates, or interest only strips on the Company's financial statements) under a Securitization Transaction but excluding rights to receive payments in respect of Servicing Fees.

         "Securitization Transaction" means any transaction, however named, between the Company and any one or more purchasers and/or investors which provides for the monetization of a discrete pool of mortgage loans and/or mortgage notes through debt securities or ownership interests issued by a special purpose vehicle supported or backed by mortgage loans and/or mortgage notes that have been transferred to the special purpose vehicle by the Company.

         "Security Interests" means the security interests in the Collateral granted pursuant to this Agreement securing the Secured Obligations.

         "Servicing Advances" means all remittances advanced by the Company to a Trustee under the Company's servicing agreement, and the right to receive a payment of such advances.

         "Servicing Fees" means all payments arising out of, related to, or created in connection with a Person's duties and obligations as a servicer pursuant to the terms of a Securitization Transaction.

         "Servicing Rights" means all of any Company's rights to payment arising out of, related to, or created in connection with its role as servicer under any of the Securitization Transactions or in connection with its performance of a similar role with respect to any other transaction or arrangement.

         "Supplemental Documentation" means agreements, instruments, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, (including, without limitation, notices given pursuant to Section 3(o)) Schedules of accounts assigned, mortgages, writings, filings, trust certificates, certificates of interest, REMIC certificates, servicing agreements, and any other written matter requested (whether or not required) by the Collateral Agent to perfect and maintain a perfected Lien upon, and (if applicable) a perfected first priority security interest in, any Collateral, and to assist the Collateral Agent's realization thereon (including, without limitation, the right to receive, endorse, and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution or proceeds in respect of any Collateral).

         "Trustee" means the trustee under the trust established for the benefit of the purchasers under a Securitization Transaction.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         Section 2. Grant of Security Interest. In order to secure full and timely payment of the Secured Obligations, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company hereby mortgages, pledges and assigns and transfers to the Collateral Agent and grants to the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, a continuing perfected security interest in, and a lien upon, all of the following property of the Company, in each case whether now owned or hereafter acquired or arising and regardless of where located (collectively, the "Collateral"), subject to no Liens other than Permitted
Liens:

               (a) All "accounts" (as defined in the UCC), including all accounts receivable, contract rights (including, without limitation, Servicing Rights, Servicing Fees and Servicing Advances), book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation that might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing (collectively, "Accounts");

               (b) All goods, merchandise, and other personal property that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, finished goods, supplies or materials and all other "inventory" (as defined in the UCC) of whatsoever kind and nature that are or might be used or consumed in business or in connection with the manufacture, packing, shipping, advertising, selling, leasing or finishing of such goods, merchandise and other personal property, together with all attachments, accessories, replacements, substitutions, additions and improvements to any of the foregoing (collectively, "Inventory");

               (c) All "general intangibles" (as defined in the UCC) including, without limitation, (i) all obligations or indebtedness owing to the Company (other than Accounts and Instruments (as hereinafter defined)) from whatever source arising, (ii) all rights or claims in respect of refunds for taxes paid, (iii) all rights in business or operating licenses and permits, to the extent permitted by law, (iv) all rights, whether by contract or otherwise, to receive or obtain water, electricity, natural gas or any other resource or utility, (v) all warranty, indemnification, or contractual rights and claims of any sort and (vi) all choses or things in action, goodwill, licenses, leases, computer programs, tapes or discs, and tax refund claims;

               (d) All "documents" (as defined in the UCC) or receipts covering, evidencing or representing goods;

               (e) All "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including, without limitation, promissory notes, drafts, bills of exchange and trade acceptances (collectively, "Instruments");

               (f) All "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all machinery, equipment, tools, furniture, fixtures, and any other goods other than Inventory, together with any and all additions, substitutions and replacements of any of the foregoing, and all attachments, components, parts (including spare parts), equipment and accessories installed thereon or affixed thereto;

               (g) All patents, copyrights, service marks, trademarks and trade names, including registrations and applications to register or renew the registration of any of the foregoing, and inventions, processes, designs, formulae, trade secrets, know-how, confidential information, computer software and programs (including source codes), data and documentation, and all similar intellectual property rights, tangible embodiments of any of the foregoing (in any medium, including electronic media), and licenses of any of the foregoing; other


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

        than source codes for computer software and programs designed for clients or customers of the Company or its Subsidiaries that have been placed in escrow or similar arrangement for the benefit of such clients or customers or may be so placed in the ordinary course of business consistent with past practice;

               (h) All rights and claims of the Company in, to or under all policies of insurance covering any of the Collateral, including, but not limited to, insurance for fire, damage, loss, and casualty, together with the proceeds, products, renewals, and replacements thereof, including prepaid or unearned premiums;

               (i) All of the Company's rights to payment of money arising out of, related to, or created in connection with (whether such rights are classified under the applicable Uniform Commercial Code as general intangibles, accounts, certificated securities, uncertificated securities or otherwise): (a) all Securitization Receivables and any other interest of the Company, in the Securitization Transactions (other than cash paid to or for the account of the Company in respect of the transfer by the Company of mortgage loans to the Lenders in respect of a Securitization Transaction) and similar rights or interests of Company,
        (b) all payments to be paid to the Company pursuant to such Securitization Transactions (other than cash paid to or for the account of the Company in respect of the transfer by the Company of mortgage loans to the Trustee in respect of a Securitization Transaction) and (c) all Servicing Fees, Servicing Rights, Servicing Advances and any similar rights or interests of the Company in respect of any of the foregoing
        (a) through (c); (2) All business records, computer tapes, software, microfiche, or recorded data of any kind or nature, regardless of the medium, necessary to identify, locate and collect the foregoing; and (3) All cash from time to time deposited in any deposit account of any of the Company with the Lenders, in connection with this Agreement, including, without limitation, the Loan Collateral Account (collectively, "Loan Collateral");

               (j) All books and records (including, but not limited to, credit files, computer programs, printouts and other computer materials and records) relating to any of the foregoing and all customer lists and advertising materials relating to the Company's business; and

               (k) Without in any way limiting the foregoing and to the extent not otherwise included in the foregoing, (x) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims of the Company against third parties relating to or in connection with the Collateral), whether derived from voluntary or involuntary disposition, and all renewals, replacements,


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

        substitutions, additions, accessions, rents, issues, royalties, and profits of any of the foregoing, and (y) all cash and bank deposit accounts, wherever located;

provided, however, that Collateral shall not include any collateral granted as of the date hereof as security for the obligations of the Company under any of the agreements listed on Schedule II hereto.

         The Company acknowledges and agrees that, in applying the law of any jurisdiction that has now enacted or hereafter enacts all or substantially all of the uniform revision of Article 8 of the Uniform Commercial Code, with new provisions added to Article 9 contemplated by such revision, all as approved in 1994 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, the foregoing description of Loan Collateral and Accounts shall be deemed to include "investment property", as applicable, as defined in such new provisions of Article 9, it being the intention of the Company that such property be included in the foregoing description of Loan Collateral or Accounts, as the case may be, whether prior to or after the effectiveness of such revision in such jurisdiction.

         Section 3. Warranties, Covenants and Agreements of the Company. The Company represents, warrants and covenants that:

               (a) Except for the Security Interests and the Existing Liens and except as permitted by the Loan Agreement, the Company is the owner and holder of, and has rights in and good title to, the Collateral free from any Lien of any Person, other than the Collateral Agent, and at all times the Collateral shall be and remain free of all such Liens.

               (b) The Company has requisite corporate power and authority to execute and deliver this Agreement and to sell, assign and transfer, as the case may be, the Collateral to the Collateral Agent and to grant to the Collateral Agent a valid and perfected security interest in the Collateral as contemplated by this Agreement, subject to no Liens other than Permitted Liens; the execution and delivery of this Agreement and the sale, assignment and transfer, as the case may be, of the Collateral and the grant of a valid and perfected security interest in the Collateral as contemplated by this Agreement, have been duly authorized by all necessary corporate action; this Agreement and all related documents executed by or on behalf of the Company pursuant to this Agreement have been duly executed and delivered by the Company; and the Company shall defend the Collateral


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

        against all claims and demands of all Persons at any time claiming the same or any interest therein.

               (c) Except for the financing statements and security agreements identified on Schedule 5.11 to the Disclosure Letter with respect to the Existing Liens and other liens in respect of which the Company does not and will not have any further liability or obligation, the Company has not heretofore signed any financing statement or security agreement that covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office in any jurisdiction.

               (d) As long as any amount remains unpaid on any of the Secured Obligations, the Company shall not enter into or execute, or permit to be on file in any public office in any jurisdiction, any security agreement or financing statement covering the Collateral, other than any
        (i) security agreements and financing statements in favor of the Secured Parties hereunder and (ii) security agreements and financing statements in respect of Permitted Liens.

               (e) The Company authorizes the Collateral Agent to file, in the Collateral Agent's discretion and at the Company's expense, in jurisdictions where this authorization will be given effect, financing statements and continuation statements covering the Collateral signed only by the Collateral Agent, and hereby appoints the Collateral Agent as the Company's attorney-in-fact to sign and file any such financing statements and continuation statements covering the Collateral. The Company shall, at its expense, execute, deliver, file and record any such documents, assignments, agreements, or statements (including, without limitation, financing and continuation statements under the UCC) and take any other action that from time to time may be necessary or desirable, or that the Collateral Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests granted hereunder or to enable the Secured Parties to obtain the full benefits of, or to enforce their rights, powers and remedies under, this Agreement; and the Collateral Agent may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Agreement.

               (f) Except for the Accounts identified on Schedule 5.11 to the Disclosure Letter as being subject to a Lien, the Company shall not transfer, sell or hypothecate any Account except upon the prior written consent of the Collateral Agent or as permitted by Section 5.25 of the Loan Agreement.


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

               (g) The Company's chief executive office and principal place of business is in Tampa, Florida and Inventory and all books and records relating to the Collateral (including, but not limited to, credit files, computer programs, printouts, other computer materials, and records, and all customer lists, advertising materials and reservations systems) are located only at the locations set forth in Schedule I to this Agreement. The Company shall not change its name, the location of its chief executive office or principal place of business, or remove Collateral or such books and records to locations that are not set forth in such
        Schedule I, unless the Company shall have given the Collateral Agent prior written notice thereof and taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impracticable to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend each financing statement or continuation statement so that it is not seriously misleading, or so as to cause the Collateral Agent to continue to maintain its lien on, and security interest in, the Collateral subject only to Permitted Liens. Notwithstanding the foregoing, if for any reason Inventory is at any time kept or located at locations other than those specified in Schedule I to this Agreement or which may hereafter be consented to by the Collateral Agent, the Collateral Agent shall nevertheless have and retain a security interest therein.

               (h)  With  respect  to  products  and  proceeds  included  in the
        Collateral, any and all material amounts of cash included in the Collateral shall promptly be deposited only into such accounts at banking institutions (A) as the Company may from time to time designate and (B) at all times following the date which is 30 days after receipt of a written request to that effect from the Collateral Agent, which request is made after a default or an Event of Default shall have occurred and be continuing, as shall have a lock-box agreement, in form reasonably satisfactory to the Collateral Agent (a "Lock-Box Agreement"), in full force and effect; provided, however, that unless an Event of Default shall have occurred and be continuing, any such deposit shall not restrict the Company's use of such proceeds, or (ii) with respect to Loan Collateral, the Loan Collateral Account. Upon receipt of such request, the Company shall promptly enter into deposit arrangements and a Lock-Box Agreement with a banking institution reasonably acceptable to the Collateral Agent.

               (i) Except for Permitted Liens and the asset dispositions permitted under Section 5.16 or 5.25 of the Loan Agreement (and then only to the extent permitted under the Loan Agreement), the Company shall not sell or otherwise transfer or encumber or dispose of the Collateral or any interest therein without the prior written consent of the Collateral Agent.


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

               (j) The Company shall not release or surrender any guarantee, suretyship agreement or security for any Accounts at any time or times except in the ordinary course of business consistent with historical collection practices.

               (k) If any certificates of title or similar documents are at any time issued or outstanding with respect to any Inventory, the Company shall promptly advise the Collateral Agent thereof, and the Company shall promptly cause the interest of the Collateral Agent to be properly noted thereon, and if any certificates of title or similar documents are so issued or outstanding at the time this Agreement is executed by or on behalf of the Company, then the Company shall have caused the interest of the Collateral Agent so to have been properly noted at or before the time of such execution; and the Company shall further promptly deliver to the Collateral Agent any such certificate of title or similar document.

               (l) The Company shall promptly deliver or cause to be delivered to the Collateral Agent (or if such property is required to be delivered to another creditor whose lien is senior to the lien hereof, to such other creditor), duly endorsed in a manner reasonably satisfactory to the Collateral Agent (and such other creditor), all Instruments, if any, at any time representing all or any of the Collateral to be held as Collateral pursuant to this Agreement.

               (m)  The  Company  shall  use  diligent  commercially  reasonable efforts consistent with past practice to cause to be collected from their respective account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Collateral Agent and the other Secured Parties, if no Event of Default has occurred and is continuing, the Company may allow, in the ordinary course of business as adjustments to amounts owing under such Accounts,
        (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or inadequately rendered service, all in accordance with the Company's ordinary course of business consistent with historical collection practices. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Company, the Collateral Agent or the Lenders, shall be borne by the Company.


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

               (n) The Company shall not amend, modify, terminate or waive any provision of any agreement, contract or other instrument giving rise to an Account or otherwise constituting Collateral, except for amendments, modifications, terminations or waivers which would not adversely affect the Secured Parties and except that the Company may amend, modify, terminate or waive provisions of agreements, contracts or other instruments giving rise to Accounts or otherwise constituting collateral in the ordinary course of business.

               (o) The Company shall promptly obtain a written notification and assignment of security interest, in substantially the form Exhibit A attached hereto, duly executed and delivered by the Trustee under all Securitization Transactions.

         Section 4. Further Assurances as to the Collateral; Collateral Agent as Attorney-In-Fact. At the Collateral Agent's request, the Company shall execute and deliver to the Collateral Agent, at any time or times hereafter, all Supplemental Documentation, in form and substance reasonably acceptable to the Collateral Agent, and the Company shall pay the costs of any recording or filing thereof. The Company hereby irrevocably makes, constitutes, and appoints the Collateral Agent (and all Persons designated by the Collateral Agent for that purpose) as the Company's true and lawful attorney (and agent-in-fact) to sign the name of the Company on any Supplemental Documentation and to deliver any Supplemental Documentation to such Persons as the Collateral Agent, in its sole discretion, may elect; provided, that if no Event of Default shall have occurred and be continuing the Collateral Agent shall not, in the case of Supplemental Documentation other than financing statements, exercise the power of attorney granted in this Section 4 to sign and deliver such Supplemental Documentation unless the Company has failed to sign and deliver such Supplemental Documentation promptly after the Collateral Agent has reasonably requested it to do so. The Company agrees that a photocopy or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         Section 5. Assignment of Security Interest. If at any time the Company shall take and perfect a security interest in any property of an Account debtor or any other Person to secure payment and performance of an Account, the Company shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account debtor or other Person granting the security interest.

         Section 6. Maintenance of Records; Additional Information. (a) The Company will keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral.

         (b) The Company shall furnish to the Collateral Agent from time to time such additional information and copies of such documents relating to this Agree ment, the Collateral, the Secured Obligations and the Company's financial condition as the Collateral Agent may reasonably request. The Company will promptly report to the Collateral Agent any occurrence or condition known to or which becomes known to the Company having any material adverse effect upon the fair market value of the Inventory or the Accounts.

         Section 7. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, in connection with the Loan or the Secured Parties' security interest in the Collateral, during the Company's usual business hours upon reasonable prior notice and as often as may be reasonably requested, subject to any confidentiality agreements existing between the Company and third parties, (i) to inspect the Collateral, all books and records related thereto (and to make extracts and copies from such records, subject to reasonable objection by the Company and the terms of Section 8.11 of the Loan Agreement), and the premises upon which any of the Collateral is located, (ii) to discuss the Company's affairs with the executive officers of the Company and, upon notice to the executive officers, such other officers as the Collateral Agent may reasonably request, and its independent accountants, and (iii) to verify under reasonable procedures the validity, amount, quality, quantity, value and condition of or any other matter relating to the Collateral (including, without limitation, Collateral in the possession of a third Person and contacting Account debtors or a third Person possessing such Collateral for the purpose of making such a verification); provided, that reimbursement of expenses incurred by or on behalf of the Collateral Agent in connection therewith shall be governed by Section 8.3 of the Loan Agreement; provided, further, that so long as a Default or an Event of Default has not occurred and is not continuing, the Collateral Agent may contact the creditors, customers and clients of the Company and its Subsidiaries only with the prior consent of the Company (which consent will not be unreasonably withheld). The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any other Secured Party, subject to the terms of Section 8.11 of the Loan Agreement.

         Section 8. Rights and Remedies Upon Default. If an Event of Default has occurred and is continuing:

               (a) The Collateral Agent shall have and may exercise in respect of the Collateral and the Secured Obligations any or all of the rights and remedies of a secured party under the UCC, and as otherwise granted in this Agreement or under any other Applicable Law or under any other agreement of the Company now or hereafter in effect, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof as specified in Section 9 of this Agreement. Without limiting the foregoing, the Collateral Agent shall have the right to take possession of all or any part of the Collateral (including, without limitation, all books, records, papers and documents of the Company or in the Company's possession or control relating to the Collateral which are not already in the Collateral Agent's possession), and for such purpose may enter upon any premises upon which any of the foregoing are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by Applicable Law, the Company expressly waives any notice of sale or other disposition of the Collateral; and to the extent any such notice is required and cannot be waived, the Company agrees that if such notice is given in the manner provided in Section 26 hereof at least 15 days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. The Collateral Agent may impose any limitations and conditions in connection with any such sale or disposition as the Collateral Agent deems advisable or necessary to comply with Applicable Law; and the Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale. The Collateral Agent reserves the right to reject any and all bids at such sale that in its commercially reasonable discretion it shall deem inadequate. The Company shall execute and deliver such documents as the Collateral Agent deems advisable or necessary in order that any such sale or disposition be made in compliance with Applicable Law.

               (b) The Company hereby waives all rights to marshall the assets of the Company, including any such right with respect to the Collateral.

               (c) All recitals in any instrument of assignment or any other instrument executed by the Collateral Agent incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be sufficient proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by the Collateral Agent or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.

               (d)(i) The Collateral Agent shall have the right to take control of all proceeds of the Collateral (whether cash proceeds or non-cash proceeds) and to notify any and all account debtors, lessees, or other obligors to make payment on any and all accounts, leases, or obligations directly to the Collateral Agent; and, in such circumstances, the Company shall, upon the request of the Collateral Agent, likewise notify any and all such account debtors, lessees or other obligors to make payment directly to the Collateral Agent. Upon demand by the Collateral Agent at any time following the occurrence of an Event of Default, all proceeds of Accounts, whether such proceeds be cash proceeds or non-cash proceeds, received by the Company and not otherwise deposited in an account provided for in Section 3(h)(ii), shall be held in trust by the Company for the account of the Collateral Agent, shall not be commingled with any other funds, accounts, monies or property of the Company, and shall be accounted for, paid over, transmitted and delivered to the Collateral Agent in the form as received by the Company promptly upon receipt thereof by the Company.

               (ii) At any time after demand as hereinabove provided, and in any event without demand, after any of the Secured Obligations shall become due, whether by acceleration or otherwise, the Collateral Agent shall have the right in its own name or in the name of the Company to demand, collect, receive, sue for, compound and give acquittance for, any and all amounts due or to become due on the Accounts and to endorse the name of the Company on all checks, drafts, commercial paper and other instruments given in payment or part payment thereof, and in its discretion to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto which the Collateral Agent may deem necessary or appropriate to protect and preserve and realize upon the Security Interest and collateral assignment of the Collateral Agent in the Accounts and the proceeds thereof and security therefor including, without limitation, the right to sell, assign, pledge, transfer and make any agreement respecting or otherwise deal with the Accounts and to exercise all rights of the Company thereunder.

               (e) All proceeds of Inventory, whether cash proceeds or non-cash proceeds, including, without limitation, proceeds that constitute Accounts or that are included in the Collateral as Accounts, and proceeds that represent the proceeds of Accounts, received by the Company and not otherwise deposited in an account provided for in
        Section 3(h)(i)(B), shall be held in trust by the Company for the account of the Collateral Agent, shall not be commingled with any other funds, accounts, monies or property of the Company, and shall be accounted for, paid over, transmitted and delivered to the Collateral Agent in the form as received by the Company promptly upon receipt thereof by the Company.

               Section 9. Application of Proceeds. Any monies or property actually received by the Collateral Agent pursuant to the exercise of any rights or remedies referred to in Section 8 of this Agreement (including the sale or other disposition of any portion of the Collateral) shall be applied in the following order:

               First, to payment of the costs and expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent or any Secured Party is to be reimbursed pursuant to the Loan Agreement or
        Section 10, 13 or 15 of this Agreement;

               Second, to the ratable payment of accrued but unpaid Take-Out Premium;

               Third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Loan Agreement;

               Fourth, to the ratable payment of unpaid principal of the Secured Obligations;

               Fifth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full;

               Sixth, to the ratable payment of such amounts, if any, as shall be required to be paid pursuant to Section 9-504(1)(c) of the UCC and any similar provision of Applicable Law; and

               Finally, to payment to Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Section 10. Reimbursement of Collateral Agent. The Company shall forthwith upon demand pay to the Collateral Agent:

               (a) The amount of any taxes that the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon; provided, that so long as no Event of Default has occurred and is continuing, Company shall not be obligated to pay or discharge any such tax or Lien so long as the amount, validity or applicability thereof is contested diligently in good faith and by appropriate proceedings and so long as any reserves or other appropriate provisions as may be required by generally accepted accounting principles shall have been made therefor.

               (b) The amount of any and all costs and expenses, including the reasonable fees and disbursements of counsel and of any other experts, that the Collateral Agent reasonably may incur in connection with (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or any other disposition of any of the Collateral,
        (iii) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (iv) any default or Event of Default.

         Any such amount not paid within five Business Days following written demand therefor shall bear interest at a rate equal to the rate specified in
Section 2.4(b) of the Loan Agreement. This Section 10 shall survive the termination of this Agreement.

         Section 11. Exculpatory Provisions. (a) Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable to the Company for any action lawfully taken or omitted to be taken by them under or in connection with this Agreement. The Collateral Agent shall not be responsible in any manner to any of the other Secured Parties for the value, validity, due execution, genuineness, effectiveness, legality, enforceability or sufficiency of this Agreement, the Loan Agreement or all or any portion of the Collateral, or any of the certificates, documents or instruments contemplated by the foregoing, or for the failure of the Company or any other party to perform its obligations under them or for any recitals, statements, representations or warranties made by the Company in this Agreement or for the value, sufficiency, title or condition of all or any portion of the Collateral. The Collateral Agent shall not be under any obligation to any of the other Secured Parties to ascertain or to inquire as to the performance or observance on the part of the Company of any of the terms, covenants or conditions of any agreements or to inspect the properties, books or records of the Company or to ascertain or to inquire as to the financial condition of the Company.

         (b) The Collateral Agent shall not be responsible to any Person for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to any Person to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

         (c) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that neither the Collateral Agent nor any other Secured Party shall have any responsibility for
(i) ascertaining or taking action with respect to exchanges, maturities, tenders or other matters relative to any Instruments, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any portion of the Collateral.

         Section 12. Secured Parties' Right of Set-Off and Bankers' Lien. The Company recognizes and agrees that with respect to any time or other deposit, certificate of deposit or any other balance of account standing to the credit of the Company on the books of the Collateral Agent or any other Secured Party, the Collateral Agent or the Collateral Agent through a Secured Party has a right of set-off and, to the extent any Secured Party is a banking institution or of a character otherwise qualified to assert the same, a bankers' lien to the full extent permitted by law. The Company further agrees that the Secured Parties may exercise such right of set-off or bankers' lien at any time when an Event of Default shall have occurred and is continuing, regardless of the stated maturity of any time deposit or other such credit balance.

         Section 13. Other Expenses. (a) In the event the Company fails to pay or obtain the discharge of any claim or Lien asserted against any material portion of the Collateral, other than a Permitted Lien, the Company shall so notify the Collateral Agent in writing and, regardless of whether such notice is given, the Collateral Agent may, at any time or times, in its discretion and without waiving any Event of Default or waiving or releasing any obligation or duty of the Company under this Agreement or any Supplemental Documentation, the Loan Agreement or any other Loan Document, make such payment or any part thereof or obtain such discharge or take any other action with respect thereto that the Collateral Agent deems advisable.

         (b) In the event that the Company fails to comply with any provision of the Loan Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted hereunder is thereby diminished or put at risk, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of the Company.

         (c) In the event the Company fails to pay promptly all insurance expenses relating to the Collateral, any and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral other than taxes that are being contested as permitted by Section 10(a) hereof, or any and all expenses in respect of the sale or other disposition of the Collateral, the Collateral Agent may, at its option, but shall not be required to, pay the same.

         (d) The Company shall reimburse the Collateral Agent on demand for all amounts so paid, incurred or advanced by the Collateral Agent pursuant to subsections (a), (b) and (c) of this Section 13, for any and all other sums for which the Company may become liable hereunder, and for all costs, fees and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Collateral Agent in enforcing or protecting the Security Interests granted hereunder or any of the Collateral Agent's rights or remedies on behalf of the Secured Parties under this Agreement, and all such amounts, sums, costs, fees and expenses, together with interest thereon at the rate required by Section 2.4(a) of the Loan Agreement, shall, until paid to the Collateral Agent, be additional Secured Obligations hereunder.

         Section 14. Absolute Interest. (a) All rights of the Collateral Agent hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of the Loan Agreement or any other Loan Document, any agreement with respect to the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument or (iii) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or any consent to or departure from any guarantee, for all or any of the Secured Obligations or this Agreement.

         (b) This Agreement shall not be construed as relieving the Company from full liability on the Secured Obligations or any and all future and other indebtedness secured hereby or for any deficiency thereon.

         (c) Following an Event of Default, the Collateral Agent shall be subrogated to all of the Company's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

         Section 15. Indemnity. (a) In addition to the payments pursuant to Sections 10 and 13, the Company shall indemnify, defend and hold harmless the Collateral Agent and the other Secured Parties and the officers, directors, employees and agents of the Secured Parties (collectively, the "Indemnitees") from and against, and pay or reimburse the Indemnitees for, (i) any and all taxes, and all other assessments or charges made by any governmental authority, relating to the execution and delivery of this Agreement, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of a single counsel) in connection with (A) any breach of a representation, warranty or covenant hereunder or (B) any investiga tive, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with this Agreement (collectively, the "Indemnified Liabilities"), and to reimburse each Indemnitee, upon its demand as incurred for any cost or expenses (including, without limitation, the reasonable fees, expenses and disbursements of a single counsel) incurred in connection with investigating, defending or preparing to defend or participating (including as a witness) in any investigative, administrative or judicial proceeding whether or not such Indemnitee shall be designated a party thereto, whether commenced or threatened, with respect to any such actual, alleged or threatened liability, loss, damage, penalty, judgment, suit, claim, cost or expense; provided that no Indemnitee shall have a right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         (b)(i) The Collateral Agent shall or shall cause each Indemnitee to notify the Company promptly of each event of which it has knowledge which may give rise to a claim under the indemnification provisions of this Section 15; provided, that the failure so to notify the Company shall not impair the Company's obligations under this Section 15 except to the extent the defense of such claim is actually prejudiced thereby.

         (ii) If any investigative, judicial or administrative proceeding or arbitration arising from any of the foregoing is brought against any Indemnitee, the Company shall assume the defense thereof on behalf of such Indemnitee, including the employment of counsel reasonably satisfactory to such Indemnitee and payment of all expenses relating thereto. The Indemnitee shall have the right to employ separate counsel in any such proceeding or arbitration and participate in the defense thereof; provided, that the fees and expenses of such separate counsel shall be at the expense of the Indemnitee, rather than the Company, unless (A) the employment of such separate counsel has been specifically authorized by the Company or (B) the named parties to any such action (or any impleaded parties), or the Indemnitee, shall have been advised by its counsel that there may be one or more legal defenses available to the Indemnitee which are different from or additional to those available to the Company. If the provisions of clause (B) immediately above are met, the Company shall not have the right to assume the defense of such action on behalf of the Indemnitee. The Company shall not be liable for any settlement of any such proceeding effected without the written consent of the Company, but if settled with the written consent of the Company or if there is a final judgment for the plaintiff in any such action, the Company shall indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment. The Company shall not enter into any settlement of, or consent to the entry of any judgment with respect to, any actual or alleged Indemnified Liabilities without the prior written consent of the Indemnitee, unless such settlement or judgement (x) includes an unconditional release of the Indemnitees from all liabilities arising out of such actual or alleged Indemnified Liability and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnitee.

         (iii) At any time after the Company has assumed the defense of any proceeding in respect of which indemnity has been sought hereunder against the Company, the Indemnitee may elect, by written notice to the Company, to withdraw its request for indemnity and thereafter the defense of such proceeding shall be maintained by counsel of the Indemnitee's choosing and at the Indemnitee's expense.

         (iv) To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding provisions may be unenforceable because it is violative of any law or public policy, the Company shall make the maximum contribution  to the  payment  and  satisfaction  of  each  of  the  Indemnified
Liabilities which is permissible under Applicable Law. All Indemnified Liabilities shall be payable on demand.

         (c) The obligations of the Company under this Section 15 shall survive the termination of this Agreement and the discharge of the Company's other obligations hereunder.

         Section 16. No Waiver; Cumulative Remedies. No action or inaction of the Collateral Agent will be deemed to waive any of the rights, powers or remedies of the Collateral Agent hereunder except pursuant to a writing, signed by the Collateral Agent, and then only to the extent expressly set forth therein. A waiver by the Collateral Agent of any right, power or remedy on any one occasion will not bar the exercise of any right, power or remedy hereunder on any future occasion. No failure of the Collateral Agent to exercise nor delay of the Collateral Agent in exercising any right, power or remedy will preclude the exercise of any other right, power or remedy. If the Collateral Agent accepts payment of any amount secured hereby after its due date, it will not thereby be deemed to have waived its right to require prompt payment when due of all other amounts payable hereunder. Each right, power and remedy of the Collateral Agent provided for in this Agreement or now or hereafter existing at law or equity or by statute or otherwise is cumulative and concurrent and is in addition to every other such right, power or remedy of the Collateral Agent, and the exercise of any one or more of any such rights, powers or remedies with respect to any of the Collateral will not preclude the simultaneous or later exercise by the Collateral Agent of any other right, power or remedy with respect to any other Collateral.

         Section 17. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint a bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate, agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent).

         Section 18. Termination of Security  Interests;  Release of Collateral.
(a) Upon the payment in full of the outstanding principal amount of, and all premium, if any, and accrued interest on the Loans in accordance with the Loan Agreement and payment or satisfaction of all other Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination of the Security Interests, the Collateral Agent will, at the expense of the Company, execute and deliver to the Company such documents, and take such other actions, as the Company shall reasonably request to effect or evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         (b) If at any time a payment of the Loans or any of the other Secured Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the provisions of this Agreement and the security interest created hereby shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

         Section 19. Contracts Not Assignable. Any provision in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign or grant a security interest in any agreement, if an attempted assignment thereof or grant of security interest therein, without the consent of a third party thereto, would constitute a termination or breach thereof (including, without limitation, any contract for investment advisory services that would be so terminated or breached). From time to time at the request of the Collateral Agent, the Company shall use its best efforts to obtain the consent to the assignment and the Lien granted or purported to be granted hereunder of the parties to such agreements. If such consent is not obtained, or if an attempted assignment thereof or grant of security interest therein would not be effective or would affect the rights of the Company thereunder so that the Secured Parties would not in fact receive the benefit of the Lien granted or purported to be granted hereunder, the Company will cooperate with the Collateral Agent in any arrangement designed to provide such benefits for the Secured Parties, including enforcement for the benefit of the Secured Parties of any and all rights of the Company against a third party thereto arising out of the breach or cancellation by such third party or otherwise.

         Section 20. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by the Collateral Agent. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         Section 21. Successors and Assigns. This Agreement and the Lien in the Collateral created hereunder are for the benefit of the Collateral Agent and the Lenders and their successors, assigns and participants, and in the event of an assignment of or the granting of a participation in all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned or participated out, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

         Section 22. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 23. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER "LOAN DOCUMENTS" OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 24. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. THE COMPANY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND EACH OTHER "LOAN DOCUMENT" SHALL BE TRIED AND LITIGATED IN FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE
WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE COMPANY, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 26.

         Section 25. Agreement May Constitute Financing Statement. The Company consents to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Collateral Agent may determine such filing to be necessary or desirable.

         Section 26. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party. (a) if to the Collateral Agent, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013, Attn.: Sanjay Patel; Tel: (212) 816-1149, Fax: (212) 816-0166; with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, attention: Steven Ostner, tel: (212) 909-6000, fax: (212) 909-6836;
and (b) if to the Company, IMC Mortgage Company, 5901 E. Fowler Avenue, Tampa, Florida 33617, Attn.: President, Tel: 813-984-2533, Fax: (813) 984-2593; with a copy to Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section 26.

         Section 27. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                            IMC MORTGAGE COMPANY


                                            By /s/
                                               ------------------------
                                            Name:
                                            Title:


                                            GREENWICH STREET CAPITAL
                                            PARTNERS II, L.P.,
                                              as Collateral Agent



                                            By:  GREENWICH STREET
                                                 INVESTMENTS II, L.L.C.,
                                                 its General Partner


                                            By /s/
                                               ------------------------
                                            Name:
                                            its Managing Member

                                    LENDERS:
                                            GREENWICH STREET CAPITAL
                                            PARTNERS II, L.P.
                                            GREENWICH FUND, L.P.
                                            GSCP OFFSHORE FUND, L.P.

                                            By:  GREENWICH STREET
                                            INVESTMENTS II, L.L.C.,
                                                 their General Partner


                                            By /s/
                                               ------------------------
                                            Name:
                                            its Managing Member

                                                                      Schedule I
                                                                          to the
                                                     Borrower Security Agreement


                               Business Locations


IMC Mortgage Company
5901 E. Fowler Avenue
Tampa, Florida  33617-2362

                                                                     Schedule II
                                                                          to the
                                                     Borrower Security Agreement

                            Exceptions to Collateral

Master Repurchase Agreement Governing Purchase and Sale of Mortgage Loans, dated as of December 8, 1995, as amended from time to time, between Nomura Asset Capital Corporation, as Buyer, IMC Mortgage Company (as successor by merger to Industry Mortgage Company, L.P.) as Seller.

Loan Agreement, dated as of September 30, 1996, as amended from time to time, between IMC Mortgage Company, IMC Mortgage Company, L.P., and IMC Corporation of America, as Borrowers, and Nomura Asset Capital Corporation, as Lender.

Warehouse Credit and Security Agreement (Single Family Mortgage Loans), dated as of March 29, 1996 between Industry Mortgage Company, L.P. and IMC Corporation of America, as Borrowers, and Residential Funding Corporation, as Lender.

                                                                       Exhibit A
                                                                          to the
                                                     Borrower Security Agreement


                   [Form of Notification and Acknowledgement]